STOCK PURCHASE AGREEMENT

      This Stock Purchase Agreement (this "Agreement") is entered into as of February 5, 1999 by and among FINE AIR SERVICES CORP., a Delaware corporation or its wholly owned subsidiary ("Purchaser"); INTERNATIONAL AIR LEASES OF PR, INC., a Puerto Rico corporation ("Parent"), ANTHONY C. TIRRI ("Tirri"), JEAN TIRRI ("J. Tirri") and JOHN EBERT ("Ebert"). Tirri, J. Tirri and Ebert are hereinafter collectively referred to as the "Parent Stockholders.".

                                    RECITALS

      This Agreement is being entered into with reference to the following:

      A. Parent and Tirri have entered into an agreement dated November 12, 1998 (the "Acquisition Agreement") with George E. Batchelor ("Batchelor"), the sole shareholder of International Air Leases, Inc., a Delaware corporation ("IAL"), Aircraft Leasing, Inc., a Delaware corporation ("ALI"), and N304 Corp., a Delaware corporation ("N304 Corp."), pursuant to which the Parent will acquire from Batchelor, all of the outstanding capital stock of each of IAL, ALI and N304 Corp., on the terms and subject to the conditions contained in the Acquisition Agreement.

      B. Air Flite Operations, Inc., a Delaware corporation (the "Stockholder") and a wholly-owned subsidiary of IAL owns 100% of the issued and outstanding capital stock of Arrow Air, Inc., a Florida corporation ("Arrow").

      C. Immediately following the Parent's acquisition of the capital stock of IAL, ALI and N304 Corp., the Purchaser desires to acquire from the Stockholder, and the Parent and Tirri desire to cause the Stockholder to sell to the Purchaser, all of the issued and outstanding shares of capital stock of Arrow (the "Arrow Stock'), all on the terms and subject to the conditions contained in this Agreement.

      D. Simultaneous with the execution and delivery of this Agreement, the Purchaser has entered into an agreement of purchase and sale of assets with Tirri and the Parent, dated of even date herewith (the "Asset Purchase Agreement"), pursuant to which it is contemplated that on the "Closing Date" (as defined in this Agreement and in the Asset Purchase Agreement) Tirri and the Parent shall cause IAL, ALI, N304 Corp. (collectively, the "Companies"), their direct and indirect subsidiaries or partnerships in which the Companies or such subsidiaries have a beneficial interest who own the "Assets" specified in the Asset Purchase Agreement (collectively, with the Companies, the "Asset Owners") to sell, transfer and assign to the Purchaser, and Purchaser shall in addition to the Arrow Stock, purchase and acquire from the Asset Owners all of their right, title and interest in and to the Assets, all on the terms and subject to the conditions contained in the Asset Purchase Agreement.

      E. The Parent Stockholders own in the aggregate 100% of the shares of capital stock of the Parent.

                               TERMS OF AGREEMENT

      In consideration of the mutual representations, warranties, covenants and agreements contained herein, the parties hereto agree as follows:

                                    ARTICLE I

                               THE STOCK PURCHASE

      1.1 Purchase and Sale of Arrow Stock. Subject to the terms and conditions of this Agreement, at the Closing (as defined in Section 1.2), Purchaser shall acquire and the Stockholder shall sell, convey, transfer, assign and deliver to Purchaser all of the issued and outstanding Arrow Stock, free and clear of any Liens (as defined hereafter).

      1.2 Closing. Subject to the terms and conditions of this Agreement, the parties hereto shall use their best efforts to consummate the transactions contemplated hereby and pursuant to the Asset Purchase Agreement (the "Closing") on or before February 10, 1999, but in no event later than April 1, 1999 (unless such date shall be extended pursuant to the provisions hereof), at the offices of Greenberg Traurig, P.A. in Miami, Florida, or such other time and place as the parties may otherwise agree. The date on which the Closing occurs shall be herein referred to as the "Closing Date." The Closing of the purchase of the Arrow Stock shall occur simultaneous with the acquisition of the Assets pursuant to the Asset Purchase Agreement, and such Closings shall take place on a date which shall be the Business Day immediately following the expiration or termination of the waiting period under the HSR Act, or receipt of an approval from the Federal Trade Commission, the Department of Justice or any other court or governmental authority in form and substance satisfactory to counsel to the Purchaser, to the effect that consummation of the transactions contemplated by this Agreement and the Stock Purchase Agreement shall not violate the HSR Act; provided, that, absent mutual agreement of the Parent and the Purchaser to extend such date, the Closing Date shall not occur later than April 1, 1999.

      1.3 Purchase Price.

            (a) The aggregate consideration (the "Purchase Price") that will be paid by Purchaser to the Stockholder at the Closing in exchange for the Arrow Stock shall be equal to Five Million ($5,000,000) Dollars.

            (b) The Purchase Price shall be payable at Closing in cash via wire transfer or certified check in the amount of the Purchase Price.

      1.4 Delivery of Arrow Stock. At the Closing, the Parent and Tirri shall cause the Stockholder to deliver to the Purchaser all, and not less than all, of the Arrow Stock duly endorsed for transfer, with the signature of the record owner, and Purchaser shall pay to the Seller the Purchase Price payable pursuant to Section 1.3.

      1.5 Corporate Records. At the Closing, in addition to the Arrow Stock, the Parent and Tirri shall cause the Stockholder to deliver to the Purchaser all corporate records, tax records, and minute and stock books and records relating to Arrow.

                                   ARTICLE II

    REPRESENTATIONS AND WARRANTIES OF THE PARENT AND PARENT STOCKHOLDERS.

      As a material inducement to the Purchaser to enter into this Agreement and to consummate the transactions contemplated hereby as of the date hereof and as of the Closing Date and pursuant to the Asset Purchase Agreement, the Parent and the Parent Stockholders hereby jointly and severally make the following representations and warranties to the Purchaser:

      2.1 Title to Arrow Stock and Certain Assets.

            (a) As of the date hereof, and on the Closing Date (i) the Parent Stockholders own 100% of the issued and outstanding shares of capital stock of the Parent, (ii) the Stockholder is and will be a wholly-owned subsidiary of IAL and the record and beneficial owner of all issued and outstanding Arrow Stock, and (iii) the Stockholder owns and will own the Arrow Stock free and clear of any Lien. The assignments, endorsements, stock powers and other instruments of transfer to be delivered by the Stockholder to the Purchaser at the Closing will be sufficient to transfer all of the Stockholder's right, title and interest, legal and beneficial, in the Arrow Stock to the Purchaser;

            (b) As of the date hereof, the Asset Owners will own, free and clear of any Liens (other than the Liens specifically identified in the Asset Purchase Agreement), all of the Assets to be purchased by the Purchaser under the Asset Purchase Agreement.

      2.2 Enforceability. This Agreement has been duly executed and delivered by each of the Parent and the Parent Stockholders and constitutes a legal, valid and binding obligation of the Parent and the Parent Stockholders, enforceable against each of them in accordance with its terms.

      2.3 No Other Rights. The Arrow Stock represents and at the Closing will represent 100% of the issued and outstanding shares of capital stock of Arrow, and as at the date hereof there are not, and at the Closing there will not be authorized, issued or otherwise committed to be issued any options, warrants, or other rights exercisable for any shares of Arrow capital stock, or notes, debentures, preferred stock or other securities convertible into any shares of Arrow capital stock.

      2.4 Organization, Good Standing and Qualification.

            (a) The Parent is a corporation duly organized, validly existing and in good standing under the laws of Puerto Rico, the Stockholder is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and Arrow is a corporation duly organized, validly existing and in good standing under the laws of the State of Florida.

            (b) Arrow has and on the Closing Date will have all requisite power and authority to carry on its business as now conducted and as proposed to be conducted. Each of the Parent and Tirri has all requisite power and authority to enter into this Agreement.

            (c) Subject to consummation of the transactions contemplated by the Acquisition Agreement, on the Closing Date both the Parent and the Stockholder shall have all requisite power and authority to sell the Arrow Stock to Purchaser and otherwise perform this Agreement and the transactions contemplated hereby.

            (d) Arrow is duly qualified to transact business and is in good standing in each jurisdiction in which the failure so to qualify could have a material adverse effect on the business, properties, operations, earnings, assets, liabilities, condition (financial or otherwise) or prospects of Arrow and its consolidated subsidiaries, when taken as a collective whole (a "Material Adverse Effect").

      2.5 Requisite Consents; Nonviolation.

      Except as set forth in Section 2.5 of the Disclosure Schedule annexed hereto as Exhibit A and made a part hereof (the "Disclosure Schedule") or where the failure to comply with any of the provisions of this Section 2.5 would not, individually or in the aggregate, have a Material Adverse Effect, the execution, delivery and performance of this Agreement and the consummation by the Stockholder of the transactions contemplated hereby and thereby (including, without limitation, the offer, sale and delivery of the Arrow Stock) will not:

            (a) require the consent, license, permit, waiver, approval, authorization or other action of, by or with respect to, or registration, declaration or filing with, any court or governmental authority, department, commission, board, bureau, agency or instrumentality, domestic or foreign ("Governmental Authority"), including without limitation, the Federal Aviation Authority ("FAA") or the Department of Transportation ("DOT") or any other individual, partnership, corporation, unincorporated organization or association, limited liability company, trust or other entity (collectively, a "Person");

            (b) violate or conflict with any provision of the Certificate of Incorporation or the By-laws of the Stockholder or Arrow, a complete and correct copy of which has been provided to counsel to the Purchaser; or

            (c) constitute a default (with or without notice or lapse of time or both) under, violate or conflict with, or give rise to a right of termination, cancellation or acceleration or to a loss of a material benefit under any Law (as defined in Section 2.8 below), Permit (as defined in Section
2.8 below), Order (as defined in Section 2.8 below), or contract, agreement, arrangement or understanding, written or oral, to which either the Stockholder or Arrow is or hereafter may be a party or by which the Stockholder, Arrow or their respective properties are or hereafter may be bound.

      2.6 Subsidiaries. Except as disclosed in Section 2.6 of the Disclosure Schedule, Arrow has no subsidiaries and does not, and prior to the Closing will not, own or control, directly or indirectly, any partnership interests, stock or other equity interests in any partnership, corporation or other entity or any voting rights or right to control the policies and direction of any partnership, corporation or other entity.

      2.7 Litigation. Except as set forth in Section 2.7 of the Disclosure Schedule, there is no action, suit, proceeding, investigation or governmental approval process (collectively, "Actions") pending or, to the best knowledge of the Parent, threatened against Arrow, or affecting any of its properties or assets (including, without limitation, any of its Permits) which individually or in the aggregate would have a Material Adverse Effect, nor is there any basis for any such Action. To the best knowledge of the Parent, there is no Action against any of Arrow's directors, officers or employees in connection with its business which, in the event of an adverse judgment against any such Person, would have a Material Adverse Effect, nor is there any basis for any such Action. The foregoing includes, without limitation, any Action pending or, to the Parent's best knowledge, threatened (or any basis therefor known to Arrow) involving the prior employment of any employees of Arrow, their use in connection with the business of Arrow of any information or techniques allegedly proprietary to any of their former employers, or their obligations under any agreements with prior employers. To the best knowledge of the Parent, neither Arrow nor any of its assets or properties, nor, in connection with its business, the Stockholder or any of Arrow's directors, officers or employees, is subject to any order, judgment, writ, injunction, decree, ruling or decision (collectively, an "Order") of any Governmental Authority which could have a Material Adverse Effect. There is no Action by Arrow currently pending or which Arrow intends to initiate which could have a Material Adverse Effect.

      2.8 Compliance with Laws; Permits.

            (a) Assuming the accuracy of the representations made by the Purchaser pursuant to Section 3 hereof, the offer and sale of the Arrow Stock by the Stockholder to the Purchaser will be in compliance with all applicable federal and state securities laws.

            (b) To the best knowledge of the Parent, Arrow has not violated or failed to comply with any statute, law, ordinance, rule, regulation or policy of any Governmental Authority (collectively, "Laws") to which it or any of its properties or assets is subject, except where non-compliance with any such Laws would not, individually or in the aggregate, have a Material Adverse Effect.

            (c) Schedule 2.8 to the Disclosure Schedule lists all permits, licenses, orders, certificates, authorizations and approvals of any Governmental Authority, including without limitation, all DOT route authorities operating certificates and consent decrees and FAA certifications and consent decrees enabling Arrow to operate an airline (collectively, the "Permits") owned or otherwise possessed by Arrow. To the best knowledge of the Parent the Permits listed on Schedule 2.8 represent all of the Permits that are required by Arrow for the conduct of its business as presently conducted.

            (d) All Permits listed on Schedule 2.8 are, and as of the Closing will be, in full force and effect; no violations or notices of failure to comply have been issued or recorded in respect of any such Permits; and the Parent has no knowledge of any reason why such Permits may be revoked or suspended, except in each case, where not compliance with this sentence would not, individually or in the aggregate, have a Material Adverse Effect. Except where non-compliance with the following would not, individually or in the aggregate, have a Material Adverse Effect, all applications, reports, notices and other documents required to be filed by Arrow with all Governmental Authorities have been timely filed and are complete and correct in all material respects as filed or as amended prior to the date hereof. With respect to any consents, if any, which may be required to be obtained in respect to the continuation of any Permits (including any DOT or FAA consents, if any, which may in the opinion of legal counsel, be required), the Parent knows of no reason why such Permits or consents thereto should not be approved and granted by the appropriate Governmental Authority. To the best knowledge of the Parent, neither Arrow nor, to the best knowledge of Arrow, any of its officers, employees or agents has made any illegal or improper payments to, or provided any illegal or improper inducement for, any governmental official or other Person in an attempt to influence any such Person to take or to refrain from taking any action relating to Arrow.

      2.9 Arrow Financial Statements; Absence of Certain Changes or Events.
The Parent has provided to the Purchaser true copies of all financial statements relating to Arrow which are in the possession of the Purchaser, copies of which are attached to the Disclosure Schedule, as Schedule 2.9. Since the date of the most recent financial statement of Arrow set forth on Schedule 2.9 of the Disclosure Schedules (the Arrow Financial Statements"), to the best knowledge of the Parent, there has been no change in the business, properties, operations, earnings, assets, liabilities, condition (financial or otherwise) or prospects of Arrow, except for (a) changes in the ordinary course of business consistent with past practice, or (b) as disclosed in the Disclosure Schedule, but in each case, which have not had a Material Adverse Effect on Arrow.

      2.10 Contracts. True and correct copies of all contracts, agreements, notes, instruments, franchises, leases, licenses, commitments, arrangements or understanding, written or oral (collectively, "Contracts") which are material to the business of Arrow are listed on Schedule 2.10 to the Disclosure Schedule. To the best knowledge of the Parent, except where non-compliance with any of the following would not, individually or in the aggregate, have a Material Adverse Effect (a) all of the Contracts are in full force and effect and constitute legal, valid and binding obligations of Arrow and the other parties thereto; (b) Arrow and each other party to the Contracts, has performed in all material respects all obligations required to be performed by it or them under the Contracts, and (c) no material violation or default exists in respect thereof, nor any event that with notice or lapse of time, or both, would constitute a default thereof, on the part of Arrow or any other party thereto; (d) none of the Contracts is currently being renegotiated; and (e) the validity, effectiveness and continuation of all Contracts will not be materially adversely affected by the transactions contemplated by this Agreement or the Asset Purchase Agreement.

      2.11 Insurance. Arrow has in full force and effect all insurance policies as are required for the operations of its business, except where the failure to maintain such insurance would not, individually or in the aggregate, have a Material Adverse Effect. Schedule 2.10 to the Disclosure Schedule lists or describes all insurance policies, the carrier, the deductible and the policy limits on all insurance policies applicable to the business of Arrow.

      2.12 Labor Union Activities; Employee Relations. Except as disclosed on
Section 2.12 of the Disclosure Schedule, no employee of Arrow is represented by any labor union or covered by any collective bargaining agreement; nor, to the best knowledge of the Parent, has any labor union sought to represent any of its employees of Arrow. There is no strike or other labor dispute involving Arrow pending, or to the best knowledge of the Parent, threatened. To the best knowledge of the Parent, no officer or key employee intends to terminate his employment with Arrow. To the best knowledge of the Parent, no officer or key employee of it is a party to or bound by any Contract, or subject to any restrictions (including, without limitation, any non-competition restriction), which would restrict the right of such person to participate in the affairs of Arrow.

      2.13 ERISA. Except as disclosed on Section 2.13 of the Disclosure Schedule, to the best knowledge of the Parent Arrow does not maintain (nor has it during the past seven years ever maintained) nor does it have (nor has it during the past seven years ever had) any obligation under (including, without limitation, any obligation to contribute to) an employee benefit plan as described in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA").

      2.14 Taxes. Except as disclosed in on Section 2.14 of the Disclosure Schedule, to the best knowledge of the Parent: (a) all federal, state, city, county, local and foreign income, franchise, sales, use and value added tax returns and reports, and all other material tax returns and reports required to be filed by Arrow in those or in any other jurisdiction (collectively, "Returns") have within the past seven years been timely filed, (b) all such Returns are true, correct and complete, except where the inaccuracies in any such Return would not, individually or in the aggregate, have a Material Adverse Effect, (c) all taxes, assessments, fees, interest, penalties and other charges with respect thereto (collectively, "Taxes") due or claimed to be due from Arrow have been paid except to the extent reserved against on Arrow's financial statements, (d) no income tax return of Arrow has been audited by the applicable Governmental Authority, and there are in effect no waivers of the applicable statute of limitations for Taxes in any jurisdiction for Arrow for any period.

      2.15 Environmental Matters. Except as disclosed in Section 2.15 of the Disclosure Schedule, or where a breach or violation of any of the following would not, individually or in the aggregate, have a Material Adverse Effect, to the best knowledge of the Parent: (a) the business, assets and properties of Arrow are and have been operated and maintained in compliance with all applicable federal, state, city, county and local environmental protection laws and regulations (collectively, the "Environmental Laws"), (b) no event has occurred which, with or without the passage of time or the giving of notice, or both, would constitute non-compliance by Arrow with, or a violation by Arrow of, the Environmental Laws, and (c) Arrow has not caused or permitted to exist, as a result of an intentional or unintentional act or omission, a disposal, discharge or release of solid wastes, pollutants or hazardous substances, on or from any site which currently is or formerly was owned, leased, occupied or used by it, except where such disposal, discharge or release was in compliance with the Environmental Laws.

      2.16 Books and Records. To the best knowledge of the Parent, the books of account, ledgers and records of Arrow accurately and completely reflect in all material respects all information relating to its business, the nature, acquisition, maintenance, location and collection of its assets, and the nature of all transactions giving rise to its obligations or accounts receivable. The minute books of Arrow fully set forth all action taken by its Board of Directors, stockholders and, if any, executive committee (or other committee thereof).

      2.17 Brokers. Neither the Parent, Tirri or any of their respective Affiliates (as that term is defined in the Securities Act of 1933, as amended, or the rules and regulations promulgated thereunder) has entered or will enter into any agreement pursuant to which Arrow or the Purchaser will be liable, as a result of the transactions contemplated by this Agreement or the Asset Purchase Agreement, for any claim of any person for any commission, fee or other compensation as finder or broker and the Parent agrees to indemnify the Purchaser for any liability resulting from any such agreement.

      2.18 Definition of Knowledge. As used in this Article II, the term
"know," "knowledge" or "to the best knowledge," when applied to the Parent, means the actual knowledge of Tirri or any other executive officer, legal or financial representative of the Parent, Tirri, or Arrow or other Person engaged by Tirri or the Parent to conduct a business, legal or financial due diligence investigation relative to Arrow, its assets, business, properties, financial condition and prospects, in connection with the transactions contemplated by the Acquisition Agreement.

      2.19 Extension of Representations and Warranties to Stockholder. On the Closing Date, the Stockholder shall execute and deliver to the Purchaser a joinder agreement, in the form of Exhibit B annexed hereto and made a part hereof, pursuant to which the Stockholder shall (a) confirm the accuracy of all of the foregoing representations and warranties of the Parent, and (b) shall join and assume, jointly and severally with the Parent, all such representations and warranties as at the Closing Date.

                                   ARTICLE III

                 REPRESENTATIONS AND WARRANTIES OF PURCHASER

      As a material inducement to the Parent and Tirri to enter into this Agreement and to consummate the transactions contemplated hereby, as of the date hereof and the Closing Date the Purchaser makes the following representations and warranties to the Seller:

      3.1 Corporate Status. Purchaser is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware.

      3.2 Corporate Power and Authority. Purchaser has the corporate power and authority to execute and deliver this Agreement, to perform its respective obligations hereunder and to consummate the transactions contemplated hereby. Purchaser has taken all action necessary to authorize its execution and delivery of this Agreement, the performance of its respective obligations hereunder and the consummation of the transactions contemplated hereby.

      3.3 Enforceability. This Agreement has been duly executed and delivered by Purchaser and constitutes a legal, valid and binding obligation of Purchaser, enforceable against Purchaser in accordance with its terms.

      3.4 No Violation. The execution and delivery of this Agreement by the Purchaser, the performance by it of its obligations hereunder and the consummation by them of the transactions contemplated by this Agreement will not
(i) contravene any provision of the organizational documents of the Purchaser,
(ii) violate or conflict with any law, statute, ordinance, rule, regulation, decree, writ, injunction, judgment or order of any governmental authority or of any arbitration award which is either applicable to, binding upon or enforceable against the Purchaser, (iii) except as disclosed on Schedule 3.4 of the Disclosure Schedule, conflict with, result in any breach of, or constitute a default (or an event which would, with the passage of time or the giving of notice or both, constitute a default) under, or give rise to a right to terminate, amend, modify, abandon or accelerate, any instrument or contract which is applicable to, binding upon or enforceable against the Purchaser, (iv) result in or require the creation or imposition of any Lien upon or with respect to any of the property or assets of the Purchaser, or (v) except as disclosed on
Schedule 3.4 of the Disclosure Schedule, require the consent, approval, authorization or permit of, or filing with or notification to, any governmental authority, any court or tribunal or any other person, except any applicable filings required under the HSR Act.

      3.5 Status and Knowledge.

            (i) The Arrow Stock acquired pursuant to this Agreement is being acquired for Purchaser's own account and not with a view to, or intention of, distribution thereof in violation of the Securities Act of 1933, as amended (the "Act"), or any applicable state securities laws, and the Arrow Stock will not be disposed of in contravention of the Act or any applicable state securities laws.

            (ii) Purchaser is an "Accredited Investor" as defined in Rule 501 of Regulation D promulgated under the Act.

                                   ARTICLE IV

                   CONDUCT OF BUSINESS PENDING THE CLOSING

      4.1 Conduct of Business Pending the Closing. The Parent and the Parent Stockholders jointly and severally covenant and agree that, between the date of this Agreement and the Closing Date, the business of Arrow shall be conducted only in, and shall not take any action except in, the ordinary course of business consistent with past practice, except with respect to (i) those actions outside the ordinary course of business and inconsistent with past practice as to which the Parent provided notice to and received the consent of the Purchaser (such consent not to be unreasonably withheld) and (ii) the accelerated repayment of indebtedness and the satisfaction and payment of budgeted items.

                                    ARTICLE V

                              ADDITIONAL AGREEMENTS

      5.1 Further Assurances; Compliance with Covenants. Each party shall execute and deliver such additional instruments and other documents and shall take such further actions as may be necessary or appropriate to effectuate, carry out and comply with all of the terms of this Agreement and the transactions contemplated hereby.

      5.2 Cooperation; No Disposition of Arrow Stock or Assets.

            (a) Each of the parties agrees (i) to cooperate with the other in the preparation and filing of all forms, notifications, reports and information, if any, required or reasonably deemed advisable pursuant to any law, rule or regulation in connection with the transactions contemplated by this Agreement,
(ii) to use its respective best efforts to agree jointly on a method to overcome any objections by any governmental authority to any such transactions and (iii) to cooperate with the tax planning objectives of the other party so long as such cooperation will not adversely impact such party.

            (b) Neither the Parent nor any of the Parent Stockholders shall commit to the sale, disposition, hypothecation or encumbrance of any Arrow Stock or Assets of the Asset Owners prior to the consummation of this Agreement without the written consent of the Purchaser, and neither the Parent nor any of the Parent Stockholders is under any obligation to dispose of, commit to dispose of, encumber or commit to encumber the Arrow Stock or any Assets of the Asset Owners prior to the consummation of this Agreement.

      5.3 HSR Act and Other Actions. Each of the parties hereto shall (i) make promptly (and in no event later than the execution of this Agreement) its respective filings, if any, and thereafter make any other required submissions, under the HSR Act (as defined hereafter), with respect to the transactions contemplated hereby, and (ii) take all appropriate actions, and do, or cause to be done, all things necessary, proper or advisable under any applicable laws, regulations and contracts to consummate and make effective the transactions contemplated herein, including, without limitation, seeking all licenses, permits, consents, approvals, authorizations, qualifications and orders of any governmental authority or applicable financial institution.

      5.4 Confidentiality; Publicity. Except as may be required by law or as otherwise permitted below, no party hereto or their respective affiliates, employees, attorneys and advisors agents and representatives shall disclose to any third party this Agreement or the subject matter or terms hereof without the prior consent of the other parties. During the period that this

Agreement is in effect, the Purchaser may disclose this Agreement and related financial information concerning the Companies only to Warburg Dillon Reade LLC, provided that any such financial institution executes a confidentiality agreement satisfactory to the Parent. In the event this Agreement is not consummated, all documents containing any confidential information received in connection with the performance of this Agreement shall be immediately returned to the providing party and no copies thereof shall be retained by the returning party. No press release or other public announcement related to this Agreement or the transactions contemplated hereby shall be issued by any party hereto without the prior approval of the other parties.

      5.5 Certain Tax Matters. The Parent shall enforce the provisions of
Section 5.5 of the Acquisition Agreement and shall comply with its obligations under such Section 5.5. In addition, the Parent shall provide the Purchaser, and shall cause the Stockholder and each of the Asset Owners to provide the Purchaser with such information and records as reasonably may be requested by Purchaser in connection with the preparation of any such tax return, in the same manner as Tirri and the Parent is required to provide such information to Batchelor under the Acquisition Agreement.

                                   ARTICLE VI

                  CONDITIONS TO THE OBLIGATIONS OF PURCHASER

      The obligations of Purchaser to effect the transactions contemplated hereby shall be subject to the fulfillment at or prior to the Closing of the following conditions, any or all of which may be waived in whole or in part in writing by Purchaser:

      6.1 Accuracy of Representations and Warranties and Compliance with Obligations. The representations and warranties of Parent and the Parent Stockholders and (at the Closing) of the Stockholder contained in this Agreement shall be true and correct at and as of the Closing with the same force and effect as though made at and as of that time. Parent and the Parent Stockholders shall have performed and complied with all of its and their respective obligations required by this Agreement to be performed or complied with at or prior to the Closing. Parent and Tirri shall have delivered to the Purchaser a certificate, dated as of the Closing Date, certifying that such representations and warranties are true and correct and that all such obligations have been complied with and performed.

      6.2 Delivery of the Arrow Stock. At the Closing, the Stockholder shall duly endorse for transfer and deliver to the Purchaser (or its assignee) the Arrow Stock and such other instruments of transfer of title as are necessary to transfer to Purchaser (or its assignee) good and marketable title to the Arrow Stock free and clear of any Liens.

      6.3 HSR Act Waiting Period. Any applicable HSR Act waiting period shall have expired or been terminated, or the Purchaser shall have received an approval from the Federal Trade Commission., the Department of Justice or any other court or governmental authority in form and substance satisfactory to counsel to the Purchaser, to the effect that consummation of the transactions contemplated by this Agreement and the Asset Purchase Agreement shall not violate the HSR Act.

      6.4 Consummation of Transactions Under Asset Purchase Agreement. The acquisition of the Assets and other transactions contemplated by the Asset Purchase Agreement shall have been consummated on the Closing Date, in a manner which shall be satisfactory to the Purchaser.

      6.5 Opinion of Counsel. The Purchaser shall have received an opinion dated as of the Closing Date from counsel for the Parent, in form and substance acceptable to Purchaser, to the effect that:

                  (i) Arrow is a corporation duly organized, validly existing and in good standing under the laws of the State of Florida, is deemed a United States citizen under the Federal Aviation Act of 1958, as amended, together with the Aviation Regulations of the Federal Aviation Administration and recodified in Subtitle VII of Title 49 of the United States Code, and is authorized to carry on the business now conducted by it and to own or lease the properties now owned or leased by it;

                  (ii) The Stockholder and the Parent have obtained all necessary authorizations and consents of its Board of Directors and shareholders to effect the transactions contemplated hereby;

                  (iii) The execution of this Agreement and the consummation of the transactions contemplated hereby will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any agreement or instrument to which the Parent, the Stockholder, Arrow, any of their subsidiaries is bound or to which any of the property or assets of such entities and person is subject, nor will such actions result in any violation of the provisions of the Articles of Incorporation or Bylaws (or other organizational documents) of the Parent, the Stockholder or Arrow or any statute or any order, rule or regulation of any court or governmental agency or body of the United States, the State of Florida, the Commonwealth of Puerto Rico having jurisdiction over the Parent, the Stockholder, Arrow, any of their subsidiaries or any of their properties; and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the consummation of this Agreement; provided, however, that any opinion with respect to any agreement or instrument may be limited to the knowledge of such counsel after due inquiry.

                  (iv) Such counsel does not know or have reason to believe that there is any litigation, proceeding or investigation pending or threatened which might result in any Material Adverse Effect on the Parent, the Stockholder or Arrow, or which questions the validity of this Agreement;

                  (v) Such counsel does not know or have reason to believe that any event has occurred or state of facts exists which would constitute a breach of any of the representations and warranties made by the Parent or the Stockholder pursuant to Article II of this Agreement; and

                  (vi) This Agreement is a valid and binding obligation of the Parent and the Parent Stockholders, and enforceable against the Parent and the Parent Stockholders in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or other laws affecting the enforcement of creditors' rights generally or general equitable principles.

      Provided, however, that counsel for Parent may rely on opinions by counsel for Arrow with respect to all opinions regarding Arrow.

                                  ARTICLE VII

       CONDITIONS TO THE OBLIGATIONS OF PARENT AND PARENT STOCKHOLDERS

      The obligations of the Parent and the Parent Stockholders to effect the transactions contemplated hereby shall be subject to the fulfillment at or prior to the Closing of the following conditions, any or all of which may be waived in whole or in part in writing by the Parent Stockholders:

      7.1 Accuracy of Representations and Warranties and Compliance with Obligations. The representations and warranties of Purchaser contained in this Agreement shall be true and correct at and as of the Closing with the same force and effect as though made at and as of that time. Purchaser shall have performed and complied with all of its obligations required by this Agreement to be performed or complied with at or prior to the Closing. Purchaser shall have delivered to the Parent a certificate, dated as of the Closing Date, certifying that such representations and warranties are true and correct and that all such obligations have been complied with and performed.

      7.2 Consideration. At the Closing, Purchaser shall have paid the Purchase Price for the Arrow Stock and the purchase price for the Assets under the Asset Purchase Agreement to the Stockholder and to the Asset Owners, as contemplated hereby and thereby.

      7.3 HSR Act Waiting Period. Any applicable HSR Act waiting period shall have expired or been terminated, or the Purchaser shall have received an approval from the Federal Trade Commission., the Department of Justice or any other court or governmental authority in form and substance satisfactory to counsel to the Purchaser, to the effect that consummation of the transactions contemplated by this Agreement and the Asset Purchase Agreement shall not violate the HSR Act.

      7.4 Opinion of Counsel. The Parent and the Parent Stockholders shall have received an opinion dated as of the Closing Date from counsel for the Purchaser, in form and substance acceptable to the Parent, to the effect that:

                  (i) The Purchaser is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware is deemed a United States citizen under the Federal Aviation Act of 1958, as amended, together with the Aviation Regulations of the Federal Aviation Administration and recodified in Subtitle VII of Title 49 of the United States Code, and is authorized to carry on the business now conducted by it and to own or lease the properties now owned or leased by it;

                  (ii) The Purchaser has have obtained all necessary authorizations and consents of its Board of Directors and shareholders to effect the transactions contemplated hereby;

                  (iii) The execution of this Agreement and the consummation of the transactions contemplated hereby will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any agreement or instrument to which the Purchaser, any of its subsidiaries is bound or to which any of the property or assets of such entities and person is subject, or, to the extent required, any requisite consents have been obtained, nor will such actions result in any violation of the provisions of the Articles of Incorporation or Bylaws (or other organizational documents) of the Purchaser or any statute or any order, rule or regulation of any court or governmental agency or body of the United States or the State of Delaware having jurisdiction over the Purchaser, any of their subsidiaries or any of its properties; and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the consummation of this Agreement; provided, however, that any opinion with respect to any agreement or instrument may be limited to the knowledge of such counsel after due inquiry.

                  (iv) Such counsel does not know or have reason to believe that there is any litigation, proceeding or investigation pending or threatened which might result in any Material Adverse Effect on the Purchaser, or which questions the validity of this Agreement;

                  (v) Such counsel does not know or have reason to believe that any event has occurred or state of facts exists which would constitute a breach of any of the representations and warranties made by the Purchaser pursuant to Article III of this Agreement; and

                  (vi) This Agreement is a valid and binding obligation of the Purchaser, and enforceable against the Purchaser in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or other laws affecting the enforcement of creditors' rights generally or general equitable principles.

                                  ARTICLE VIII

                                 INDEMNIFICATION

      8.1 By the Parent and the Stockholder. The Parent hereby agrees that on or after the Closing Date the Parent and the Stockholder shall jointly and severally indemnify, protect, save and keep harmless the Purchaser and Arrow and the officers and directors of the Purchaser and Arrow from and against, and on written demand to pay or to reimburse the Purchaser and Arrow and the officers and directors of the Purchaser and Arrow for the payment of, any and all liabilities, obligations, losses, damages, deficiencies, interest, penalties, additional amounts, claims (including, without limitation, claims arising out of negligence or involving strict liability in tort or claims for any tax liabilities), suits, actions, costs, expenses and disbursements (including, without limitation, legal fees, costs and related expenses), of whatsoever kind and nature ("Expenses") imposed on, incurred by or asserted against the Purchaser, Arrow or either of them after the Closing Date (a) relating to any breach of a representation or warranty or any covenant or agreement made by the Parent or the Stockholder in or pursuant to this Agreement or (b) arising directly or indirectly out of or in any way connected with the ownership, possession, operation or control of any of the Arrow Stock or of the business of Arrow at any time up to or including the Closing Date. The amount of any indemnification payment from the Parent or the Stockholder to the Purchaser, Arrow or any officer or director of the Purchaser or Arrow shall be equal to the amount that, after the payment of all taxes imposed thereon, is equal to the amount of the Expenses incurred by the Purchaser or Arrow.

      8.2 By the Purchaser. The Purchaser hereby agrees to indemnify, protect, save and keep harmless the Parent and the Stockholder from and against, and on written demand to pay, or to reimburse the Parent or the Stockholder for the payment of, any and all Expenses imposed on, incurred by or asserted against Parent or the Stockholder after the Closing Date (a) relating to any breach of a representation or warranty made by the Purchaser in this Agreement; or (b) arising directly or indirectly out of or in any way connected with the ownership, possession, operation or control of any of the Arrow Stock or of the business of Arrow at any time following the Closing Date; provided, however, that such Expenses are not judicially determined to have been attributable to any breach of a representation, warranty or covenant of the Parent or the Stockholder contained herein or any fraud or theft committed by the Parent or the Stockholder. The amount of any indemnification payment from Purchaser to the Parent or the Stockholder shall be equal to the amount that, after the payment of all taxes imposed thereon, is equal to the amount of the Expenses incurred by the Parent or the Stockholder.

      8.3 Indemnification Procedures. The indemnification obligations under this Agreement shall be subject to the following procedures:

            (a) Third Party Claims. A party or parties hereto agreeing to be responsible for or to indemnify against any matter pursuant to this Agreement is referred to herein as the "Indemnifying Party" and the other party or parties claiming indemnity is referred to as the "Indemnified Party." Promptly after receipt by an Indemnified Party of notice of the commencement of any action against it, such Indemnified Party will, if a claim is to be made against the Indemnifying Party under such Section, give notice to the Indemnifying Party of the commencement of such action, but the failure to notify the Indemnifying Party will not relieve the Indemnifying Party of any liability that it may have to any Indemnified Party, except to the extent that the Indemnifying Party demonstrates that the defense of such action is prejudiced by the Indemnified Party's failure to give such notice. With respect to any such action, the Indemnifying Party will be entitled to participate and be kept informed and, to the extent that it wishes (unless (i) the Indemnifying Party is also a party to such action and the Indemnified Party determines in good faith that joint representation would be inappropriate, or (ii) the Indemnifying Party fails to provide reasonable assurance to the Indemnified Party of its financial capacity to defend such action and provide indemnification with respect to such action), to assume the defense of such action with counsel satisfactory to the Indemnified Party and, after notice from the Indemnifying Party to the Indemnified Party of its election to assume the defense of such action, the Indemnifying Party will not, as long as it diligently conducts such defense, be liable to the Indemnified Party for any fees of other counsel or any other expenses with respect to the defense of such action, in each case subsequently incurred by the Indemnified Party in connection with the defense of such action, other than reasonable costs of investigation. If the Indemnifying Party assumes the defense of an action, (i) no compromise or settlement of such claims may be effected by the Indemnifying Party without the Indemnified Party's consent unless (A) there is no finding or admission of any violation of law or any violation of the rights of any Person and no effect on any other claims that may be made against the Indemnified Party, and (B) the sole relief provided is monetary damages that are paid in full by the Indemnifying Party; and (ii) the Indemnified Party will have no liability with respect to any compromise or settlement of such claims effected without its consent (which may not be unreasonably withheld). If notice is given to the Indemnifying Party of the commencement of any action and the Indemnifying Party does not, within thirty
(30) days after the Indemnified Party's notice is given, give notice to the Indemnified Party of its election to assume the defense of such action, the Indemnifying Party will be bound by any determination made in such action or any reasonable compromise or settlement effected by the Indemnified Party. Notwithstanding the foregoing, if an Indemnified Party determines in good faith that there is a reasonable probability that an action may adversely affect it or its affiliates other than as a result of monetary damages for which it would be entitled to indemnification under this Agreement, the Indemnified Party may, by notice to the Indemnifying Party, assume the exclusive right to defend, compromise, or settle such action, but the Indemnifying Party will not be bound by any determination of an action so defended or any compromise or settlement effected without its consent (which may not be unreasonably withheld).

            (b) Other Claims. A claim for indemnification for any matter not involving a third-party claim may be asserted by notice to the appropriate party.

      8.4 Survival. (a) Each of the representations and warranties made by Parents, Parent, Stockholders and Pruchaser made in this Agreement shall survive for a period of five (5) years from and after the Closing Date.

                  (b) The indemnification obligations of each of the parties hereto in respect of their respective covenants and agreements hereunder shall survive the Closing Date indefinitely.

                                   ARTICLE IX

                                   DEFINITIONS

      "Code" means the Internal Revenue Code of 1986, as amended, and treasury regulations promulgated thereunder.

      "HSR Act" means the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended.

      "Lien" means any mortgage, pledge, security interest, encumbrance, lien or charge of any kind (including, but not limited to, any conditional sale or other title retention agreement, any lease in the nature thereof, and the filing of or agreement to give any financing statement under the Uniform Commercial Code or comparable law or any jurisdiction in connection with such mortgage, pledge, security interest, encumbrance, lien or charge) other than as expressly created under this Agreement or any agreement or instrument attached as an Exhibit hereto; provided, however, that a leasehold interest shall not be deemed a "Lien".

      "Tax Return" means any tax return, filing or information statement required to be filed in connection with or with respect to any Taxes.

                                    ARTICLE X

                                   TERMINATION

      10.1 Termination. This Agreement may be terminated at any time prior to the Closing Date: (a) by mutual written consent of the parties hereto at any time prior to the Closing; or (b) by either the Purchaser or the Parent if the Closing shall not have occurred on or before Match 15, 1999; provided, that if the waiting period under the HSR Act shall not have expired or terminated by March 15, 1999 subject only to (i) the Purchaser extending a loan to the Parent pursuant to the Loan Agreement dated of even date herewith and (ii) the Parent's consummation of the transactions contemplated by the Acquisition Agreement with Batchelor, the parties hereto shall extend such Closing hereunder to a date which shall be twenty-four (24) hours after the expiration or termination of such HSR waiting period, or receipt of an approval from the Federal Trade Commission., the Department of Justice or any other court or governmental authority in form and substance satisfactory to counsel to the Purchaser, to the effect that consummation of the transactions contemplated by this Agreement and the Stock Purchase Agreement shall not violate the HSR Act; provided, that, absent mutual agreement of the Parent and the Purchaser to extend such date, the Closing Date shall not occur later than April 1, 1999.

      10.2 Effect of Termination. In the event of termination of this Agreement pursuant to Section 9.1, this Agreement, except for the agreements contained in
Section 5.4 herein, shall forthwith become void and of no further force and effect and the parties shall be released from any and all obligations hereunder.

      10.3 Specific Performance. In the event that for any reason the Purchaser shall be prevented or delayed from consummating the Closing hereunder on the Closing Date by reason of any act of omission or commission by any of the Parent Stockholders, the Parent or any Subsidiary of the Parent, the parties hereto do hereby agree that the Purchaser would have no adequate remedy and law. Accordingly, in such event and in addition to any other rights at law or in equity under this Agreement, the Stock Purchase Agreement or the Loan Agreement, the Purchaser shall have the right to apply to and obtain from any court of competent jurisdiction an order of specific performance to compel the Parent and the Parent Stockholders and any Subsidiary of the Parent to consummate all of the transactions contemplated by this Agreement and by the Asset Purchase Agreement.

                                   ARTICLE XI

                               GENERAL PROVISIONS

      11.1 Notices. All notices, requests, demands, claims, and other communications hereunder shall be in writing and shall be delivered by certified or registered mail (first class postage pre-paid), guaranteed overnight delivery, or facsimile transmission if such transmission is confirmed by delivery by certified or registered mail (first class postage pre-paid) or guaranteed overnight delivery, to the following addresses and telecopy numbers (or to such other addresses or telecopy numbers which such party shall designate in writing to the other party):

            (a) if to Parent and the Parent Stockholders to:

                       International Air Leases of PR, Inc.
                       Caribbean Airport Facilities, Inc.
                       150 Carr. Sector Central, Suite #3
                       I.M.M. Int'l Airport
                       Carolina, P.R. 00979-1536
                       Attn:  Anthony C. Tirri
                       Telephone: 787-791-4545
                       Telecopy:  787-791-6470
                  with a copy to:

                       Jorge Souss
                       Goldman Antonetti & Cordova
                       American International Plaza
                       14th Floor
                       250 Munoz Rivera Avenue
                       Hato Rey, Puerto Rico  00918
                       Telephone: 787-759-4201
                       Telecopy:  787-767-8660

            (b) if to the Purchaser to:

                       J. Frank Fine
                       Fine Air Services Corp.
                       2261 N.W. 67th Avenue
                       Building 700
                       P.O. Box 523726
                       Miami, Florida 33152
                       Telephone: 305-871-6606
                       Telecopy:  305-871-4232

                  with a copy to:

                       Stephen A. Weiss
                       Greenberg Traurig.
                       200 Park Avenue
                       New York, New York 10166
                       Telephone: 212-801-9253
                       Telecopy:  212-801-6400

      Notice shall be deemed given on the date sent if sent by facsimile transmission and on the date delivered (or the date of refusal of delivery) if sent by overnight delivery or certified or registered mail.

      11.2 Entire Agreement; No Third Party Beneficiaries. This Agreement (including the exhibits and schedules attached hereto) and other documents delivered at the Closing pursuant hereto, contains the entire understanding of the parties in respect of its subject matter and supersedes all prior agreements and understandings (oral or written) between or among the parties with respect to such subject matter. The parties agree that prior drafts of this Agreement shall not be deemed to provide any evidence as to the meaning of any provision hereof or the intent of the parties with respect thereto. This Agreement is not intended to confer upon any Person, other than the parties hereto, any rights or remedies hereunder.

      11.3 Expenses. Each of the Purchaser and the Parent and Tirri shall be responsible for and pay their own fees and expenses, including their own counsel fees, incurred in connection with this Agreement or any transaction contemplated hereby.

      11.4 Amendment; Waiver. This Agreement may not be modified, amended, supplemented, canceled or discharged, except by written instrument executed by all parties. No failure to exercise, and no delay in exercising, any right, power or privilege under this Agreement shall operate as a waiver, nor shall any single or partial exercise of any right, power or privilege hereunder preclude the exercise of any other right, power or privilege. No waiver of any breach of any provision shall be deemed to be a waiver of any preceding or succeeding breach of the same or any other provision, nor shall any waiver be implied from any course of dealing between the parties. No extension of time for performance of any obligations or other acts hereunder or under any other agreement shall be deemed to be an extension of the time for performance of any other obligations or any other acts. The rights and remedies of the parties under this Agreement are in addition to all other rights and remedies, at law or equity, that they may have against each other.

      11.5 Binding Effect; Assignment.

            (a) The rights and obligations of this Agreement shall bind and inure to the benefit of the parties and their respective successors and assigns. Nothing expressed or implied herein shall be construed to give any other person any legal or equitable rights hereunder other than the officers and directors of the Companies as specifically set forth in Article VII hereto and their respective successors and permitted assigns.

            (b) The rights and obligations of this Agreement may be assigned by Purchaser to any successor or subsidiary controlled by Purchaser. Except as expressly provided herein, the rights and obligations under this Agreement may not be assigned by the Parent or Tirri, without the prior written consent of Purchaser.

      11.6 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original but all of which together shall constitute one and the same instrument. A telecopy signature of any party shall be considered to have the same binding legal effect as an original signature.

      11.7 Interpretation. When a reference is made in this Agreement to an article, section, paragraph, clause, schedule or exhibit, such reference shall be deemed to be to this Agreement unless otherwise indicated. The headings contained herein and on the schedules are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement or the schedules.

      11.8 Governing Law; Jurisdiction; Severability. This Agreement shall be construed in accordance with and governed for all purposes by the laws of the State of Florida applicable to contracts executed and to be wholly performed within such State. With respect to any action that may arise under this Agreement, the parties hereto irrevocably submit and consent to the exclusive jurisdiction of the federal court located within Miami-Dade County, State of Florida

(or if such court lacks jurisdiction, the state court located therein). If any word, phrase, sentence, clause, section, subsection or provision of this Agreement as applied to any party or to any circumstance is adjudged by a court to be invalid or unenforceable, the same will in no way affect any other circumstance or the validity or enforceability of any other word, phrase, sentence, clause, section, subsection or provision of this Agreement. If any provision of this Agreement, or any part thereof, is held to be unenforceable because of the duration of such provision or the area covered thereby, the parties agree that the court making such determination shall have the power to reduce the duration and/or area of such provision, and/or to delete specific words or phrases, and in its reduced form, such provision shall then be enforceable and shall be enforced.

      11.9 Arm's Length Negotiations. Each party herein expressly represents and warrants to all other parties hereto that (a) before executing this Agreement, said party has fully informed itself of the terms, contents, conditions and effects of this Agreement; (b) said party has relied solely and completely upon its own judgment in executing this Agreement; (c) said party has had the opportunity to seek and has obtained the advice of counsel before executing this Agreement and, with respect to Parent and the Parent Stockholders, had consulted with attorneys and accountants concerning the domestic and foreign legal and financial consequences of entering into this Agreement; (d) said party has acted voluntarily and of its own free will in executing this Agreement; (e) said party is not acting under duress, whether economic or physical, in executing this Agreement; and (f) this Agreement is the result of arm's length negotiations conducted by and among the parties and their respective counsel.

      11.10 Waiver of Jury Trial. IN ANY CIVIL ACTION, COUNTERCLAIM, OR PROCEEDING, WHETHER AT LAW OR IN EQUITY, WHICH ARISES OUT OF, CONCERNS OR RELATES TO THIS AGREEMENT, ANY TRANSACTIONS CONTEMPLATED HEREUNDER, THE PERFORMANCE HEREOF OR THE RELATIONSHIP CREATED HEREBY, WHETHER SOUNDING IN CONTRACT, TORT, STRICT LIABILITY OR OTHERWISE, TRIAL SHALL BE TO A COURT OF COMPETENT JURISDICTION AND NOT TO A JURY. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT (STATUTORY, CONSTITUTIONAL, COMMON LAW OR OTHERWISE) IT MAY HAVE TO A TRIAL BY JURY. ANY PARTY MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS AGREEMENT WITH ANY COURT AS WRITTEN EVIDENCE OF THE WAIVER OF THE OTHER PARTIES' RIGHT TO TRIAL BY JURY. NO PARTY HAS MADE OR RELIED UPON ANY ORAL REPRESENTATIONS BY ANY OTHER PARTY REGARDING THE ENFORCEABILITY OF THIS PROVISION. EACH PARTY HAS READ AND UNDERSTANDS THE EFFECT OF THIS JURY WAIVER PROVISION.

                         [Signatures On Following Page]

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as of the day and year first above written.


                                    INTERNATIONAL AIR LEASES OF PR, INC.


                                    By: /s/ Anthony C. Tirri
                                       --------------------------------------
                                       Anthony C. Tirri, President


                                    The Parent Stockholders:


                                    /s/ Anthony C. Tirri
                                    -----------------------------------------
                                    Anthony C. Tirri


                                    /s/ Jean M. Tirri
                                    -----------------------------------------
                                    Jean M. Tirri


                                    /s/ John W. Ebert
                                    -----------------------------------------
                                    John W. Ebert


                                    FINE AIR SERVICES CORP.


                                    By: /s/ J. Frank Fine
                                       --------------------------------------
                                       J. Frank Fine, Chairman